UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 26, 2025

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

1111 Lincoln Road, Suite 500

Miami, FL 33139

Address of principal executive offices

212-739-7700

Telephone number, including area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	NONE(1)

(1)	On November 13, 2024, Gaucho Group Holdings, Inc. (the “Company”) received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined that the Company’s common stock would be delisted from Nasdaq. On November 22, 2024, the Company’s common stock was suspended from trading and began trading on the OTC Pink Market under the symbol “VINOQ.”

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 26, 2025, the Nasdaq Stock Market (“Nasdaq”) sent out a press release announcing that effective as of the same date, it will delist the common stock of Gaucho Group Holdings, Inc. (the “Company”) and file a Form 25 with the Securities and Exchange Commission. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The Company’s common stock continues to be quoted on the over-the-counter market with the symbol “VINOQ”.

Item 7.01 Regulation FD Disclosure.

Nasdaq Delisting Notice

The information included in Item 3.01 is hereby incorporated by reference into this item.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the common stock during the pendency of the Chapter 11 Reorganization is highly speculative and poses substantial risk. Trading prices for the common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Reorganization. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated March 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th day of March 2025.

Gaucho Group Holdings, Inc.

By:	/s/Scott L. Mathis
Scott L. Mathis, President & CEO